UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 8, 2022

(Date of earliest event reported)

U.S. BANCORP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6880	41-0255900
(Commission file number)	(IRS Employer Identification No.)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices, including zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	USB	New York Stock Exchange
Depositary Shares (each representing 1/100th interest in a share of Series A Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrA	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series B Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrH	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series K Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrP	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series L Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrQ	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series M Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrR	New York Stock Exchange
0.850% Medium-Term Notes, Series X (Senior), due June 7, 2024	USB/24B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 8, 2022, U.S. Bancorp, a Delaware corporation (the “Company”), filed a Certificate of Designations for the purpose of amending its Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of its Series O Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share, with a liquidation preference of $25,000 per share (the “Preferred Stock”). A copy of the Certificate of Designations is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On February 9, 2022, the Company closed the sale of 18,000,000 depositary shares (the “Depositary Shares”), with each Depositary Share representing ownership of 1/1,000th of a share of the Company’s Preferred Stock, which were registered pursuant to a registration statement on Form S-3 (File No. 333-237082), which was automatically effective on March 11, 2020 (the “Registration Statement”). The following documents are being filed with this report on Form 8-K and shall be incorporated by reference into the Registration Statement: (i) Underwriting Agreement, dated February 2, 2022, between the Company and Morgan Stanley & Co. LLC, U.S. Bancorp Investments, Inc., BofA Securities, Inc., Goldman Sachs & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule I thereto, which incorporates by reference the U.S. Bancorp Underwriting Agreement Standard Provisions (Preferred Stock, Which May Be Represented by Depositary Shares) (February 2, 2022); (ii) Certificate of Designations of the Company, dated February 8, 2022; (iii) form of certificate representing the Company’s Preferred Stock; (iv) Deposit Agreement, dated as of February 9, 2022, among U.S. Bancorp, U.S. Bank National Association and the Holders from time to time of the Depositary Receipts described therein; (v) form of Depositary Receipt representing the Depositary Shares; and (vi) validity opinion with respect to the Depositary Shares and the Preferred Stock.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated February 2, 2022, between the Company and Morgan Stanley & Co. LLC, U.S. Bancorp Investments, Inc., BofA Securities, Inc., Goldman Sachs & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule I thereto.

1.2	U.S. Bancorp Underwriting Agreement Standard Provisions (Preferred Stock, Which May Be Represented by Depositary Shares) (February 2, 2022).

4.1	Certificate of Designations of Series O Non-Cumulative Perpetual Preferred Stock of U.S. Bancorp, dated February 8, 2022.

4.2	Form of certificate representing the Series O Non-Cumulative Perpetual Preferred Stock.

4.3	Deposit Agreement, dated as of February 9, 2022, among U.S. Bancorp, U.S. Bank National Association and the Holders from time to time of the Depositary Receipts described therein.

4.4	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.3 hereto).

5.1	Validity opinion of Mayer Brown LLP.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2022

U.S. Bancorp

By:	/s/ James L. Chosy
Name:	James L. Chosy
Title:	Senior Executive Vice President and General Counsel

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